UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

	FORM	8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):			June 15, 2020
CATERPILLAR INC.
(Exact name of registrant as specified in its charter)
Delaware	1-768		37-0602744
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S Employer Identification No.)

510 Lake Cook Road,	Suite 100,	Deerfield,	Illinois	60015
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code:		(224)	551-4000
Former name or former address, if changed since last report:			N/A

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange which registered
Common Stock ($1.00 par value)	CAT	The New York Stock Exchange
9 3/8% Debentures due March 15, 2021	CAT21	The New York Stock Exchange
8% Debentures due February 15, 2023	CAT23	The New York Stock Exchange
5.3% Debentures due September 15, 2035	CAT35	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of
1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 10, 2020, Caterpillar Inc. (the “Company”) held a virtual 2020 Annual Shareholders Meeting. Set forth below are the voting results for each of the matters submitted to a vote of the Company’s shareholders.

Proposal 1 – Company Proposal - Election of Directors

All nominees for election to the Company’s Board of Directors named in the Proxy Statement were elected, each to a one-year term, with the following vote:

Director	For	Against	Abstain	Broker Non-Votes
Kelly A. Ayotte	369,125,084	6,507,073	1,148,664	93,766,354
David L. Calhoun	363,505,583	9,905,031	3,370,207	93,766,354
Daniel M. Dickinson	360,306,884	15,175,282	1,298,655	93,766,354
Juan Gallardo	364,400,473	11,108,456	1,271,892	93,766,354
William A. Osborn	360,409,620	15,041,774	1,329,426	93,766,354
Debra L. Reed-Klages	371,956,759	3,642,558	1,181,504	93,766,354
Edward B. Rust, Jr.	360,900,244	14,644,429	1,236,148	93,766,354
Susan C. Schwab	364,667,840	10,792,321	1,320,660	93,766,354
D. James Umpleby III	354,839,926	19,556,414	2,374,481	93,766,354
Miles D. White	362,422,694	13,072,265	1,285,862	93,766,354
Rayford Wilkins, Jr.	371,499,341	4,023,259	1,258,221	93,766,354

Proposal 2 – Company Proposal - Ratification of Independent Registered Accounting Firm

The proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020 was approved with the following vote:

For	Against	Abstain
447,405,589	21,859,186	1,282,400

Proposal 3 – Company Proposal - Advisory vote on executive compensation

The proposal requesting that the shareholders of the Company approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
351,313,478	22,742,934	2,724,409	93,766,354

Proposal 4 – Shareholder Proposal – Provide a Report on Lobbying Activities

The proposal requesting that the Board of Directors provide an annual report of the Company's direct and indirect lobbying activities and expenditures was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
124,661,480	246,989,885	5,129,446	93,766,354

Proposal 5 – Shareholder Proposal – Independent Board Chairman

The proposal requesting the Board of Directors adopt a policy and amend the Company’s governing documents to require the Chairman of the Board be an independent member of the Board was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
114,041,763	259,982,425	2,756,633	93,766,354

Proposal 6 – Shareholder Proposal – Shareholder Action by Written Consent

The proposal requesting that the Board of Directors adopt a policy and amend the Company’s governing documents to permit shareholder action by written consent was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
165,515,378	207,521,915	3,743,528	93,766,354

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

June 15, 2020	By:	/s/ Suzette M. Long
Suzette M. Long Chief Legal Officer, General Counsel & Corporate Secretary